SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 31, 2000


                             Diamond Equities, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Nevada                           0-24138               88-0232816
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(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


216 S. Alma School Road, Suite 10, Mesa, Arizona,                  85210
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   (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (602) 462-5900

             2010 E. University Drive, Suite 3, Tempe, Arizona 85281
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANT

     The following attached letter from the former accountant of the Company is attached hereto and filed as an amendment to the Form 8-K dated July 31, 2000 and filed on August 4, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a.   Financial Statements.

          None

     b.   Exhibits.

          16.  Letter of King, Weber & Associates

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND EQUITIES, INC.


Date: August 17, 2000                   By: David D. Westfere
                                            ------------------------------------
                                            David D. Westfere, President

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